UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 25, 2012

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2012, the Employee Benefits Committee (the “Committee”) of SuperMedia Inc. (the “Company”), pursuant to, and in accordance with, the recommendation of the Board of Directors of the Company (the “Board”), approved certain amendments to the employee health and welfare plans, including the SuperMedia Management and Non-Union Hourly Plan for Group Insurance (the “Plan”), in which Messrs. Samuel D. Jones, Frank Gatto and Cody Wilbanks, executive officers of the Company, participate.  The Plan was amended to provide as follows:

•                  For Retirees and Their Dependents Not Eligible for Medicare (except certain individuals who are former employees of GTE (the “GTE Retirees”)):

•                  Effective September 1, 2012, the Company will continue the corporate subsidy of the cost of the Plan at 75% of current levels through December 31, 2013, subject to a further modification at the sole option and election of the Board.

•                  After December 31, 2013, the Company will maintain access-only (100% employee cost) Plan, subject to further amendment, modification, or termination at the sole option and election of the Board.

•                  For Retirees and Their Dependents Eligible for Medicare (except GTE Retirees):

•                  Effective September 1, 2012, the Company will terminate the Plan with respect to such persons.

•                  Facilitate the transition of such persons to Medicare exchanges.

•                  For GTE Retirees:

•                  Effective September 1, 2012, the Company will continue the corporate subsidy of the cost of the Plan at 75% of current levels through December 31, 2013, subject to a further modification at the sole option and election of the Board.

•                  Effective January 1, 2014, the Company will maintain access-only (100% employee cost) Plan, subject to further amendment or modification at the sole option and election of the Board.

•                  For Retirees Not Eligible for Medicare, Retirees Eligible for Medicare, and GTE Retirees:

•                  Effective September 1, 2012, the Company will terminate life insurance contributions.

The above summary of the amendment to the Plan is qualified in its entirety by reference to the text of the amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment to the SuperMedia Management and Non-Union Hourly Plan for Group Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President – General Counsel and Secretary

Date: June 29, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the SuperMedia Management and Non-Union Hourly Plan for Group Insurance.